Exhibit 99.1

KPMG LLP

Suite 700

20 Pacifica

Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Automotive Credit Corporation (the “Company”)

KeyBanc Capital Markets Inc.

(together, the “Specified Parties”)

Re: WAT 2021-A– Data File Procedures

We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in two electronic data files entitled “AC of CA xxxxx xxxxx Data Extract 12 31 2020.xlsx” and “ACC xxxxx xxxxx Data Extract 12 31 2020.xlsx” (together, the “Data File”), provided by the Company on January 20, 2021, containing certain information related to 24,319 receivables consisting of retail installment sale contracts secured by new and used automobiles, light duty trucks, minivans and sport utility vehicles (the “Auto Loans”) as of December 31, 2020, which we were informed are intended to be included as collateral in the offering by WAT 2021-A. The Company is responsible for the specified attributes identified by the Company in the Data File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below, either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•

The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the materiality threshold.

•

The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the materiality threshold.

•	The term “materiality threshold” means that dollar amounts and annual percentage rates were within $1.00 and 0.125%, respectively.

•

The term “Initial Data File” means two electronic data files entitled “AC of CA xxxxx xxxxx Data Extract 8 31 2020 Included.xlsx” and “ACC xxxxx xxxxx Data Extract 8 31 2020 Included.xlsx,” provided by the Company on September 22, 2020, containing certain information related to 19,369 receivables consisting of Auto Loans as of August 31, 2020.

•	The term “Title Document” means a scanned image of the Application for Certificate of Title and/or Registration, Application for Title and Registration, Certificate of Title, or Vintek Lien.

•

The term “Insurance Document” means a scanned image of the Agreement to Furnish Insurance, Agreement to Furnish Insurance Policy, Agreement to Provide Accidental Physical Damage Insurance, Agreement to Provide Insurance, Agreement to Provide Physical Damage Insurance, Agreement to Provide Property Insurance, Auto Insurance Coverage Verification, or Automobile Insurance Identification Card.

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with

KPMG International Limited, a private English company limited by guarantee.

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, methodology, or value, as described in Exhibit B.

•

The term “Receivable File” means some or all of the following documents for each Selected Auto Loan (defined below): Installment Sale Contract, Driver’s License, Restructure Breakdown, Restructured Payment Agreement, Accounting Ledger, Historical Transaction Log, Deferred Payment Agreement, Forbearance Agreement, Due Date Change Request, Title Document, Credit Application, and Insurance Document furnished by the Company, which was represented by the Company to be either the original Receivable File or a copy of the original Receivable File. We make no representation regarding the validity or accuracy of these documents or the execution of the Installment Sale Contract by the borrower.

We were instructed by the Company to perform the following agreed-upon procedures on the Auto Loans in the Data File.

A.

The Company instructed us to select a random sample of 125 Auto Loans from the Initial Data File. The Company informed us that 117 of the 125 Auto Loans from the Initial Data file were included in the Data File. The Company further instructed to randomly select eight (8) Auto Loans from the Data File and together with the 117 Auto Loans, the resulting 125 Auto Loans constituted the “Selected Auto Loans.” A listing of the Selected Auto Loans is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us as to the basis for how they determined the number of Auto Loans we were instructed to randomly select from the Initial Data file or Data File.

B.

For each of the Selected Auto Loans, we compared or recomputed the specified attributes listed below in the Data File to or using the corresponding information contained in the Receivable File. The Specified Parties indicated that the absence of any of the specified documents in the Receivable File or the inability to agree the indicated information from the Data File to the Receivable File for each of the specified attributes, utilizing the Instructions as applicable, constituted an exception. The Receivable File documents are listed in the order of priority until such attribute was agreed.

Attribute	Receivable File

Borrower Name	Installment Sale Contract, Driver’s License, or Instructions.

Original Amount Financed	Installment Sale Contract, Restructure Breakdown, or Instructions

Original Term	Installment Sale Contract, Restructure Breakdown

Scheduled Monthly Payment	Installment Sale Contract, Restructure Breakdown, Restructured Payment Agreement, Accounting Ledger, or Historical Transaction Log

Annual Percentage Rate (“APR”)	Installment Sale Contract

New vs. Used	Installment Sale Contract

Origination Date	Installment Sale Contract, Restructure Breakdown, Restructured Payment Agreement

First Payment Date	Installment Sale Contract, Restructured Payment Agreement

Original Maturity Date	Installment Sale Contract, Deferred Payment Agreement, Forbearance Agreement, Due Date Change Request, and Instructions

Attribute	Receivable File

Borrower’s State	Installment Sale Contract

C.	For each Selected Auto Loan, we observed the presence of the following in the Receivable File:

•	Signed Credit Application. We make no representation regarding the authenticity of the signature(s).

•	Title Document.

•	Proof of Insurance Policy. The Company informed us that an Insurance Document listing an insurance company name was acceptable proof of insurance.

•	Truth-in-Lending Disclosure Statement (within the Installment Sale Contract).

There were no conclusions that resulted from our procedures.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.

The procedures performed were applied based on information included in the Data File, the Receivable Files, and the Instructions provided by the Company, without verification or evaluation of such information or instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Auto Loans, (ii) the reasonableness of the information and instructions provided by the Company, (iii) the reliability or accuracy of the Receivable Files which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Auto Loans to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Auto Loans, (iii) the compliance of the originator of the Auto Loans with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Auto Loans that would be material to the likelihood that the issuer of asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, CA

January 28, 2021

Exhibit A

The Selected Auto Loans

Selected Auto Loan Number	Auto Loan Number	Selected Auto Loan Number	Auto Loan Number	Selected Auto Loan Number	Auto Loan Number
1	2021-A-001	51	2021-A-051	101	2021-A-101
2	2021-A-002	52	2021-A-052	102	2021-A-102
3	2021-A-003	53	2021-A-053	103	2021-A-103
4	2021-A-004	54	2021-A-054	104	2021-A-104
5	2021-A-005	55	2021-A-055	105	2021-A-105
6	2021-A-006	56	2021-A-056	106	2021-A-106
7	2021-A-007	57	2021-A-057	107	2021-A-107
8	2021-A-008	58	2021-A-058	108	2021-A-108
9	2021-A-009	59	2021-A-059	109	2021-A-109
10	2021-A-010	60	2021-A-060	110	2021-A-110
11	2021-A-011	61	2021-A-061	111	2021-A-111
12	2021-A-012	62	2021-A-062	112	2021-A-112
13	2021-A-013	63	2021-A-063	113	2021-A-113
14	2021-A-014	64	2021-A-064	114	2021-A-114
15	2021-A-015	65	2021-A-065	115	2021-A-115
16	2021-A-016	66	2021-A-066	116	2021-A-116
17	2021-A-017	67	2021-A-067	117	2021-A-117
18	2021-A-018	68	2021-A-068	118	2021-A-118
19	2021-A-019	69	2021-A-069	119	2021-A-119
20	2021-A-020	70	2021-A-070	120	2021-A-120
21	2021-A-021	71	2021-A-071	121	2021-A-121
22	2021-A-022	72	2021-A-072	122	2021-A-122
23	2021-A-023	73	2021-A-073	123	2021-A-123
24	2021-A-024	74	2021-A-074	124	2021-A-124
25	2021-A-025	75	2021-A-075	125	2021-A-125
26	2021-A-026	76	2021-A-076
27	2021-A-027	77	2021-A-077
28	2021-A-028	78	2021-A-078
29	2021-A-029	79	2021-A-079
30	2021-A-030	80	2021-A-080
31	2021-A-031	81	2021-A-081
32	2021-A-032	82	2021-A-082
33	2021-A-033	83	2021-A-083
34	2021-A-034	84	2021-A-084
35	2021-A-035	85	2021-A-085
36	2021-A-036	86	2021-A-086
37	2021-A-037	87	2021-A-087
38	2021-A-038	88	2021-A-088
39	2021-A-039	89	2021-A-089
40	2021-A-040	90	2021-A-090
41	2021-A-041	91	2021-A-091
42	2021-A-042	92	2021-A-092
43	2021-A-043	93	2021-A-093
44	2021-A-044	94	2021-A-094
45	2021-A-045	95	2021-A-095
46	2021-A-046	96	2021-A-096
47	2021-A-047	97	2021-A-097
48	2021-A-048	98	2021-A-098
49	2021-A-049	99	2021-A-099
50	2021-A-050	100	2021-A-100

Note:	The Company has assigned a unique Loan ID number to each Auto Loan in the Data File. The Auto Loan Numbers referred to in this Exhibit are not the Loan ID numbers.

Exhibit B

Instructions

Attribute	Instructions

Borrower Name

The Company instructed us not to consider the misspelling or truncation of Borrower Name by two letters as an exception. For Selected Auto Loans #26, #59, and #101, we observed that the Borrower Name in the Data File was either misspelled by one letter or truncated by two letters.

Original Amount Financed

For Selected Auto Loans #24 and #86, recompute the Original Amount Financed as the present value of the Scheduled Monthly Payment, Original Term, and Annual Percentage Rate stated in the Restructure Breakdown.

Original Maturity Date

Recompute the Original Maturity Date by adding the sum of the following to the First Payment Date: (1) the Original Term stated in the Installment Sale Contract, (2) the deferred or forbearance months in the Deferred Payment Agreement or Forbearance Agreement (where applicable), and (3) one additional month if the day of the month in the Due Date Change Request (where applicable) is earlier than the day of the month of the First Payment Date.

For Selected Auto Loan #86, recompute the Original Maturity Date by adding Restructured Term to the Restructure Date stated in the Restructure Breakdown.

Presence of Title Document

The Company instructed us to observe that “Automotive Credit Corporation,” “Automotive CRDT CORP,” “Automotive Credit Corp,” “AUTMV CRDT CORP,” “Automotive Credit Corporation,” “Automotive Credit Corporation,” or “Top Finance Company Inc” appeared in the Title Document as the Lien Holder, Owner, Security Interest Holder, or Secured Party.